UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 15, 2017

PEBBLEBROOK HOTEL TRUST
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-34571	27-1055421
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7315 Wisconsin Avenue, Suite 1100 West, Bethesda, Maryland		20814
________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(240) 507-1300

Not Applicable
_____________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On February 15, 2017, the Board of Trustees (the “Board”) of Pebblebrook Hotel Trust (the “Company”) adopted, as recommended by the Compensation Committee of the Board (the “Compensation Committee”), an amendment to the Company’s 2009 Equity Incentive Plan, as amended and restated effective July 10, 2012, as amended (the “Plan”). Under the Plan, award participants may satisfy federal, state, district and city tax withholding by, among other means, authorizing the Company to withhold or reduce a number of the Company’s common shares of beneficial interest, $0.01 par value per share (“Common Shares”), upon the settlement of performance unit awards or the vesting of share awards. The amendment to the Plan increases the permitted rate of such withholding from the minimum to the lesser of (i) the maximum statutory tax rates then in effect and (ii) the amount above which would require classifying and accounting for awards as a liability under FASB Accounting Standards Classification Topic 718.

In addition, the amendment to the Plan also prohibits “recycling” of any Common Shares that are tendered or withheld for tax withholding purposes at a rate above the minimum statutory federal, state, district and city tax rates. That is, any such Common Shares shall not increase the number of Common Shares available under the Plan for future grants or awards.
The amendment to the Plan, which does not require shareholder approval, became effective on February 15, 2017 upon Board adoption. A copy of the amendment to the Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information set forth under Item 5.02 of this Current Report on Form 8-K regarding the Share Award Agreements and Performance Unit Award Agreements that are part of the compensation plan described under Item 5.02 is hereby incorporated by reference under this Item 1.01.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 15, 2017, the Board approved, as recommended by the Compensation Committee, compensatory arrangements in which the executive officers of the Company will participate for 2017.
For 2017, the Compensation Committee and the Board determined that compensation for each executive will consist of: (i) an annual cash base salary; (ii) an annual cash bonus incentive award under the Plan; and (iii) two forms of long-term equity-based compensation - 40% as an award of restricted Common Shares, subject to time-based vesting provisions over a three-year period, and 60% as an award of performance units pursuant to the Plan, subject to performance-based vesting over a three-year performance period. Pursuant to the performance-based vesting provisions, the performance units will vest after January 1, 2020 only if certain performance objectives are achieved. If earned, the performance units will be settled in the form of Common Shares, pursuant to the Plan.
The following table shows each of the three components of target total compensation as a percentage of target total compensation for 2017 as determined by the Compensation Committee and the Board.

	2017 Target Compensation:
	Components as a Percentage of Target Total Compensation (1)
	Base Salary	Target Cash Incentive Bonus	Target Equity-Based Compensation(2)

Jon E. Bortz	20%	32%	48%

Raymond D. Martz	27%	26%	47%

Thomas C. Fisher	27%	26%	47%
___________________
(1) Target total compensation includes base salary, target cash incentive bonus, time-based restricted Common Shares and the target amount of performance units, as discussed below.
(2) Percentages include the February 2017 awards of time-based restricted Common Shares and performance units, which comprise 40% and 60%, respectively, of the target equity-based compensation amount.

Base Salary and Annual Cash Incentive Bonus

The Compensation Committee and the Board approved the following cash compensation arrangements for 2017 for each of the executive officers:

			Target Cash Incentive Bonus as a % of
	Base Salary	Target Cash Incentive Bonus	Base Salary	Target Total Compensation(1)

Jon E. Bortz	$750,000	$1,203,750	161%	32%

Raymond D. Martz	$450,000	$428,000	95%	26%

Thomas C. Fisher	$450,000	$428,000	95%	26%
___________________
(1) Target total compensation includes base salary, target cash incentive bonus, time-based restricted Common Shares and the target amount of performance units, as discussed below.

For each executive, the target cash incentive bonus is contingent on the Company meeting the target levels of certain management objectives and goals established by the Board (the “2017 Annual Objectives”), which are set at the beginning of the year and are designed to align the incentives of the Company’s employees and management with the interests of the Company’s shareholders. The actual amount of cash bonus that will be paid in 2018 for performance in 2017 will depend on the Company’s performance against the 2017 Annual Objectives and could be as little as zero or as much as 200% of the target cash incentive bonus.
There are five 2017 Annual Objectives:

•
30% is determined by the percentage growth of the Company’s comparable hotel-level earnings before interest, taxes, depreciation and amortization (“EBITDA”) from December 31, 2016 to December 31, 2017 compared to the average percentage growth in the same measure for a group of six peer companies in the full service hotel sector, Chesapeake Lodging Trust, DiamondRock Hospitality Company, Host Hotels & Resorts, Inc., LaSalle Hotel Properties, Sunstone Hotel Investors, Inc. and Xenia Hotels & Resorts, Inc. (together, the “Peer Group”), (the “2017 EBITDA Growth Objective”);

•
20% is determined by the growth of the Company’s adjusted funds from operations (“Adjusted FFO”) per Common Share from December 31, 2016 to December 31, 2017 compared to the same measure per share provided in the Company’s budget (the “2017 Adjusted FFO Growth Objective”);

•
20% is determined by the growth in the Company’s RevPAR penetration index from December 31, 2016 to December 31, 2017 compared to the competitive sets for the Company’s portfolio (the “2017 RevPar Penetration Objective”);

•	10% is determined by the amount of annualized hotel-level EBITDA improvements that can be made based on asset management enhancements identified during 2017 (the “2017 Asset Management Objective”; and

•
20% is determined by the degree to which particular business objectives, including asset management initiatives, acquisition/disposition goals, corporate finance and balance sheet goals and internal controls and compliance, are met (the “2017 Operating Objective”).

The level of performance against each 2017 Annual Objective will be measured relative to a target. The payout level of each objective varies by level of performance achieved, from a minimum of 0% up to target and maximum amounts that differ by objective, as shown in the following table:

2017 Annual Objectives		Minimum % of Target Bonus	Decrease Increment	Target Performance and % of Target Bonus	Increase Increment	Maximum % of Target Bonus
2017 EBITDA Growth	Performance (relative to Target Performance)		For every 100 basis points ("bps") below	EBITDA Growth = Peer-Group Average	For every 100 bps above target
	Payout Level (% of Target Bonus)	0%	700 bps less	30%	700 bps more	90%

2017 Adjusted FFO per share	Performance (relative to Target Performance)		For every $0.0125 below target	Adjusted FFO = Budgeted Amount	For every $0.0125 above target
	Payout Level (% of Target Bonus)	0%	100 bps less	20%	100 bps more	60%

2017 RevPAR Penetration	Performance (relative to Target Performance)		For every 15 bps below target	150 bps increase in RevPAR Penetration	For every 15 bps above target
	Payout Level (% of Target Bonus)	0%	200 bps less	20%	200 bps more	60%

2017 Asset Management	Performance (relative to Target Performance)	≤ $0.5M identified		$1.5M identified		≥ $2.0M identified
	Payout Level (% of Target Bonus)	0%		10%		20%

2017 Operating	Performance (relative to Target Performance)	1	2	3	4	5
	Payout Level (% of Target Bonus)	0%	10%	20%	30%	40%

Aggregate (as percent of Target Bonus)		0%		100%		200%

Regardless of the Company’s actual performance against one or more of the 2017 Annual Objectives, no executive officer will be entitled to receive more than a maximum of 200% of his target cash incentive bonus for an annual cash bonus incentive award. In addition, each 2017 Annual Objective has a maximum cap on the percentage of the target cash incentive bonus that the executive officers may earn: 90%, 60%, 60%, 20% and 40% in the case of the 2017 EBITDA Growth Objective, the 2017 Adjusted FFO Growth Objective, the 2017 RevPAR Penetration Objective, the 2017 Asset Management Objective and the 2017 Operating Objective, respectively.
Long-Term Equity Incentive Awards
The Compensation Committee and the Board approved long-term equity incentive awards to each executive officer for 2017, consisting of an award of restricted Common Shares subject to time-based vesting and an award of performance units subject to performance-based vesting (which, if vested, will settle in the form of Common Shares). Long-term equity incentive awards are intended to provide grantees with an incentive to promote the long-term success of the Company in line with the interest of the Company’s shareholders.
Award of Time-Based Restricted Common Shares
For 2017, the Board awarded time-based restricted Common Shares, which will vest ratably on January 1, 2018, January 1, 2019 and January 1, 2020, provided that the recipient remains employed by the Company through the applicable vesting date or as otherwise described below, to Messrs. Bortz, Martz and Fisher as follows:

•	Mr. Bortz - 24,251 shares;

•	Mr. Martz - 10,490 shares; and

•	Mr. Fisher - 10,490 shares.

The vesting-related terms of the time-based restricted Common Share awards granted to each of Messrs. Bortz, Martz and Fisher also provide that:

•	upon a change in control of the Company, unvested awards vest;

•	upon termination of the executive’s employment with the Company because of his death or disability, unvested awards vest;

•	upon resignation of the executive for good reason (which must be in connection with or within one year after a change in control), unvested awards vest;

•	upon termination of the executive’s employment with the Company without cause, unvested awards vest; and

•	upon termination of the executive’s employment with the Company for cause, unvested awards are forfeited.

Except as described above, any awards that are unvested at the time the executive terminates his employment with the Company are forfeited.
The restricted Common Shares were awarded pursuant to Share Award Agreements substantially in the form filed as Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q on April 26, 2012, which form is incorporated herein by reference.
Award of Performance Units
For 2017, the Board awarded performance units (which, if vested, will settle in the form of Common Shares) to each of the Company’s executive officers. The performance units will vest only if, and to the degree that, long-term performance criteria established by the Board (the “2017 Long-Term Objectives”) are met, provided that the recipient remains employed by the Company through January 1, 2020 or as otherwise described below.
There are two 2017 Long-Term Objectives:

•
65% is determined by the Company’s total shareholder return (Common Share price appreciation/depreciation plus paid dividends) (“TSR”) measured from December 31, 2016 through December 31, 2019 compared to the TSR of each member of the Peer Group (the “2017 Relative TSR Objective”); and

•	35% is determined by the Company’s TSR from December 31, 2016 through December 31, 2019 (the “2017 Absolute TSR Objective”).

The level of performance against each 2017 Long-Term Objective will be measured relative to a target. The payout level of each objective varies by level of performance achieved, from a minimum of 0% up to target and maximum amounts that differ by objective, as shown in the following table (and payout levels between minimum and target, or between target and maximum, will be interpolated):

2017 Long-Term Objectives		Minimum % of Target Bonus	Target Performance and % of Target Bonus	Maximum % of Target Bonus
2017 Relative TSR	Performance (relative to Target Performance)	TSR < Peer Group min.	TSR in 50th percentile of Peer-Group	TSR > Peer Group max.
	Payout Level (percent of Target Bonus)	0%	65%	162.5%

2017 Absolute TSR	Performance (relative to Target Performance)	< 0% TSR	6% TSR	> 15% TSR
	Payout Level (percent of Target Bonus)	0%	35%	87.5%

Aggregate (as percent of Target Bonus)		0%	100%	200%

Regardless of the Company’s actual performance against one or more of the 2017 Long-Term Objectives, the maximum amount of performance units that can vest for any of the executive officers is 200% of the executive’s target number of performance units.
The target and maximum number of performance units subject to the 2017 Long-Term Objectives for the Company’s three executive officers are as follows, and in each case the minimum number is zero:

•	Mr. Bortz - 36,376 target (72,752 maximum);

•	Mr. Martz - 15,736 target (31,472 maximum); and

•	Mr. Fisher - 15,736 target (31,472 maximum).

For each executive, the actual amount of performance units that will vest (and be settled in the form of Common Shares) after December 31, 2019 will depend on the Company’s performance against the 2017 Long-Term Objectives as determined by the Compensation Committee and requires that the recipient remains employed by the Company through December 31, 2019 or as otherwise described below. The performance units will, prior to vesting, not be entitled either to receive dividends or to be voted, but dividends will, in effect, accrue on the units and will be paid if, but only if, and to the extent the performance units vest and are settled in the form of Common Shares.
The vesting-related terms of the performance units granted to each of Messrs. Bortz, Martz and Fisher also provide that, prior to December 31, 2019, upon termination of the executive’s employment with the Company: (i) for cause, the unvested units are forfeited; and (ii) under the following scenarios, the number of units that shall vest will be up to the greater of (x) the target number of units and (y) the number of units determined by the performance provisions:

•	upon a change in control of the Company;

•	upon termination of the executive’s employment with the Company because of his death or disability;

•	upon resignation of the executive for good reason (which must be in connection with or within one year after a change in control); and

•	upon termination of the executive’s employment with the Company without cause.

Performance units were awarded pursuant to Performance Unit Award Agreements substantially in the form filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q on April 22, 2015, which form is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1†	Amendment No. 2 to the Pebblebrook Hotel Trust 2009 Equity Incentive Plan, as amended and restated effective July 10, 2012, effective July 7, 2016.
† Filed herewith.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEBBLEBROOK HOTEL TRUST

Date: February 22, 2017	By:	/s/ Raymond D. Martz
Raymond D. Martz
Executive Vice President, Chief Financial Officer, Treasurer and Secretary

 EXHIBIT INDEX

Exhibit No.	Description
10.1†	Amendment No. 2 to the Pebblebrook Hotel Trust 2009 Equity Incentive Plan, as amended and restated effective July 10, 2012, effective July 7, 2016.
† Filed herewith.